Investor Presentation D.A. Davidson 18th Annual Financial Institutions Conference May 10-11, 2016 Jim Ford President & CEO Dave Kinross EVP Chief Financial Officer

Forward-Looking Statements 2 Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company’s results of operations, the Company’s ability to continue its internal growth at historical rates, the Company’s ability to maintain its net interest margin, and the quality of the Company’s earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; and (7) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2015. Therefore, the information set forth in such forward- looking statements should be carefully considered when evaluating the business prospects of the Company. Central Valley Community Bancorp and Sierra Vista Bank will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC website (http://www.sec.gov) and from Central Valley Community Bancorp and Sierra Vista Bank. All statements contained herein that are not historical facts or descriptions of terms of the merger agreement are based upon current expectations and estimates that have been made in good faith. Items set forth in forward-looking statements, or projecting future outcomes, are not guarantees of performance. All such items of information are subject to certain risks, uncertainties and assumptions, including those that will be identified in the registration statement and joint proxy statement/prospectus under which securities will be offered in the merger. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those presented herein. Many of the factors that will determine future results and values are beyond the Company’s ability to control or predict.

Overview 3 NASDAQ Symbol CVCY Market Capitalization $143.3 Million Institutional Ownership 35% Insider Ownership 22% Total Assets $1.3 Billion Headquarters Fresno, CA Number of Branches 20 Year Established 1980 Strategic Footprint Bakersfield to Sacramento 20 Branches in 7 Contiguous Counties As of March 31, 2016

Experienced Management Team 4 Executive Position Years at CVCY Years of Experience James M. Ford President & CEO 2 36 David A. Kinross EVP, Chief Financial Officer 10 26 Gary D. Quisenberry EVP Commercial & Business Banking 16 31 Lydia E. Shaw EVP Community Banking 9 31 Patrick J. Carman EVP, Chief Credit Officer 7 44

Financial Highlights 5 3/31/2016 2015 Total Average Assets $1.26 Billion $1.22 Billion Net Income $3.40 Million $10.96 Million Diluted EPS $0.31 $1.00 Net Interest Margin 3.97% 4.01% ROA 1.08% 0.90% ROE 9.47% 8.12% Cash Dividends per share $0.06 $0.18 Total Cost of Funds 0.08% 0.09% NPAs to Total Assets 0.29% 0.19% Leverage Capital Ratio 8.91% 8.65% Common Equity Tier 1 Ratio 13.45% 13.44% Tier 1 Risk Based Capital Ratio 13.91% 13.79% Total Risk Based Capital Ratio 15.17% 15.04%

Investment Considerations 6 • Premier community bank serving the San Joaquin Valley for 36 years • Experienced management team • Stable and experienced Board of Directors • Stable low-cost core customer funding base • Attractive investment opportunity – Price/TBV = 119% * • Successful acquisition and integration track record • Asset sensitive balance sheet well positioned for rising rates • Solid regulatory capital base • Exceptionally strong regulatory relationships * As of May 3, 2016

Attractive Investment Opportunity 7 As of April 30, 2016 Source: NASDAQ Closing Price Data 0 2 4 6 8 10 12 14 1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 P ri ce CVCY Stock Price

Growing Franchise 8 Note: Acquisition of Visalia Community Bank occurred on July 1, 2013 800,178 853,078 986,924 1,157,483 1,222,526 1,263,562 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2011 2012 2013 2014 2015 2016 Q1 Th o u sa n d s Average Total Assets

Net Income and NIM 9 6,477 7,520 8,250 5,294 10,964 3,403 4.63 4.21 4.09 4.11 4.01 3.97 3.60 3.80 4.00 4.20 4.40 4.60 4.80 0 2,000 4,000 6,000 8,000 10,000 12,000 2011 2012 2013 2014 2015 2016 Q1 Pe rc e n t Th o u sa n d s Net Income Net Interest Margin

Earnings 10 0.81 0.88 0.84 0.46 0.90 1.08 6.26 6.56 6.89 4.06 8.12 9.47 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 - 0.20 0.40 0.60 0.80 1.00 1.20 2011 2012 2013 2014 2015 2016 Q1 R O A E Pe rc e n t R O A A Pe rc e n t ROAA / ROAE ROAA ROAE

Steady Deposit Growth and Lowest Cost of Funds 11 677,789 719,601 848,493 1,006,560 1,065,798 1,098,595 0.39 0.23 0.15 0.11 0.09 0.08 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2011 2012 2013 2014 2015 2016 Q1 Pe rc e n t Th o u sa n d s Average Total Deposits Avg Deposits Cost of Funds

Attractive Deposit Mix 12 Non-Interest Bearing 37% Now/Savings 29% Money Market 22% TCDs 12% As of March 31, 2016 Total Deposits = $1.10 Billion

Loan Totals and Yield 13 412,969 394,575 445,300 533,531 578,899 592,159 6.32 6.06 5.96 5.53 5.27 5.25 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 2011 2012 2013 2014 2015 2016 Q1 Pe rc e n t Th o u sa n d s Average Total Loans Total Loans Loan Yield

Loan Originations 14 33 50 17 21 29 29 21 27 24 24 18 43 25 35 42 54 48 50 31 71 47 57 47 59 62 115 68 54 78 112 109 71 67 122 140 69 58 82 84 88 101 88 142 70 93 119 158 103 123 109 - 50 100 150 200 250 2010 Q1 2010 Q2 2010 Q3 2010 Q4 2011 Q1 2011 Q2 2011 Q3 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 M ill io n s New Renewed

Balanced Loan Portfolio 15 Commercial & Industrial, 16% Agriculture Production & Land, 18% Owner Occupied Real Estate, 28% R/E Construction & Land, 7% Commercial Real Estate, 19% Other Real Estate, 2% Equity Loans and Lines, 7% Consumer & Installment, 3% As of March 31, 2016 Excludes Deferred Loan Fees Total Loans = $609 Million

Agricultural Loan Commitments 16 Almonds 29% Walnuts 15% Wine Grapes 10% Other 11% Table Grapes 9% Tomatoes 6% Cherries 4% Raisins 4% Tree Fruit 4% Cotton 3% Pistachios 1% Olives 1% Alfalfa 1% Citrus 1% Wheat 1% As of March 31, 2016

Asset Quality 17 14,434 9,695 7,776 14,052 2,413 3,679 2.67 2.56 1.80 1.45 1.61 1.66 - 0.50 1.00 1.50 2.00 2.50 3.00 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2011 2012 2013 2014 2015 2016 Q1 Pe rc e n t Th o u sa n d s Non Performing Assets ALLL/Loans

Conservative Investment Portfolio 18 US Government Agencies 10% Municipal Securities 43% Agency CMO, MBS & Other Securities 45% Equity Mutual Funds 2% As of March 31, 2016 Total = $502 Million Yield = 3.05% Duration 4.09 Years

Total Assets ($mm) 156.1 Net Interest Margin 4.30% Gross Loans ($mm) 119.5 Efficiency Ratio 84.2% Total Deposits ($mm) 134.7 ROAA 0.31% Loans / Deposits 88.7% ROAE 2.65% TCE / TA 11.56% NPAs / Assets 0.71% TRBC Ratio 13.55% LLR / Gross Loans 1.41% Sierra Vista Pending Acquisition 19 (1) GAAP when available, otherwise bank call reports and press release. Source: SNL Financial as of 3/31/2016. SVBA Q1 2016 Financial Highlights(1) Transaction Highlights  $1.5 billion in pro forma assets  Market expansion in the Sacramento MSA  Significant cost savings opportunity  Opportunity to bring SVBA’s deposit costs in line with CVCY’s overall deposit costs  Immediately accretive to earnings in 2016  Internal rate of return greater than 20% • CVCY (21) SVBA (3)

Transaction Overview 20 (1) Includes cash paid by SVBA to purchase any outstanding and unexercised SVBA in-the-money stock options and warrants, as further provided in the merger agreement. (2) Based on CVCY’s closing price of $12.07 on 4/28/2016 and also includes cash paid by SVBA to purchase any outstanding and unexercised SVBA in-the-money stock options and warrants. (3) Based on 11,026,229 CVCY common shares outstanding as of 3/31/2016. (4) Subject to certain terms and limitations in the merger agreement. Aggregate Transaction Value: Implied Price per Share: Transaction Structure: Required Approvals: Expected Closing: Approximately $24.1 million(1) $5.22 (2) Approximately 54% Stock and 46% Cash (2) Customary regulatory approvals and SVBA shareholder approval 2nd Half of 2016 Pro Forma Ownership: Collar with Bilateral Double-Trigger Walkaway and Counterparty Cure Rights(4): Board Representation: Fixed Exchange Ratio of 0.2513 and Fixed Cash of $2.18 per share when CVCY’s 20-day volume weighted average closing price is between $10.20 and $13.80 Below $10.20 and 15% underperformance by CVCY as compared to NASDAQ Bank Index, SVBA would have right to terminate and above $13.80 and 15% out performance by CVCY, CVCY would have right to terminate In either case, the counterparties may agree to adjust the aggregate cash or stock consideration, or any combination of the two to prevent a walkaway One representative from SVBA to be appointed to the CVCY Board Approximately 91% CVCY and 9% SVBA(3) Shareholder Election: Choice of (a) $5.20 in cash, (b) 0.4333 shares of CVCY, or (c) $2.18 + 0.2513 shares of CVCY, all subject to proration

Financial Impact and Assumptions 21 (1) Includes purchase accounting adjustments and transaction expenses. Price / TBV (Q1 ‘16): 2017e EPS Impact: TBV Earnback: Internal Rate of Return: 1.33x ~ 6.8% ~ 4.5 years > 20% Pro Forma Capital Ratios(1): Gross Loan Mark: Cost Savings Earnings: Tangible Common Equity / Tangible Assets: 8.97% Common Equity Tier 1 Ratio: 12.48% Leverage Ratio: 8.53% Tier 1 Ratio: 12.87% Total Risk Based Capital Ratio: 14.00% 1.54% or approximately $1.9 million 40% of SVBA’s 2016e Noninterest Expense 50% phase-in for 2016 and 100% thereafter Street estimates for CVCY; conservative & lower growth assumptions for SVBA as compared to recent results Transaction Costs: $2.6 million Pre-Tax

Pro Forma Loan Composition 22 Note I: SVBA loan composition per bank call report as of 3/31/2016. Note II: Residential Real Estate includes home equity loans and lines of credit. Note III: Pro Forma loan balance does not include anticipated purchase accounting adjustments. Source: SNL Financial. $49 $77 $71 $61 $61 $78 $86 $114 $120 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Q1 CAGR: 23.0% SVBA Historical Gross Loan Growth ($mm): + = Loan Composition: Central Valley Community Bancorp Sierra Vista Bank Pro Forma Company Gross Loans: $609,000 Yield on Loans: 5.22% Gross Loans: $119,519 Yield on Loans: 5.31% Gross Loans: $728,519 C&I 20% C&D 7% Residential R.E. 7% Ow ner Occupied CRE 28% Non-Ow ner Occupied CRE 35% Consumer & Other 3% C&I 7% C&D 13% Residential R.E. 24% Ow ner Occupied CRE 13% Non-Ow ner Occupied CRE 43% Consumer & Other 0% C&I 18% C&D 8% Residential R.E. 10% Ow ner Occupied CRE 25% Non-Ow ner Occupied CRE 37% Consumer & Other 2%

Pro Forma Deposit Composition 23 Note I: SVBA deposit composition per bank call report as of 3/31/2016. Note II: Pro Forma deposit balance does not include anticipated purchase accounting adjustments. Source: SNL Financial. $55 $88 $79 $70 $66 $84 $104 $133 $135 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Q1 CAGR: 24.6% SVBA Historical Total Deposits Growth ($mm): + = Deposit Composition: Central Valley Community Bancorp Sierra Vista Bank Pro Forma Company Total Deposits: $1,238,225Total Deposits: $1,103,479 Cost of Deposits: 0.08% Total Deposits: $134,746 Cost of Deposits: .30% MMDA & Sav. 30% DDA 37% NOW & Other 21% Retail Time 8% Jumbo Time 4% MMDA & Sav. 22% DDA 33% NOW & Other 5% Retail Time 6% Jumbo Time 34% MMDA & Sav. 29% DDA 37% NOW & Other 19% Retail Time 8% Jumbo Time 7%

On the Horizon 24 Organic Loan Growth Assimilate Sierra Vista Acquisition Improve Efficiencies Fee Income Improvements Relationship Pricing & Customer Profitability Closely Monitor Water Resources

25 Investing in Relationships